                                                                    Exhibit 10.3


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT

Warrant No. 1

                   NUMBER NINE VISUAL TECHNOLOGY CORPORATION
                   -----------------------------------------


                  Void after Expiration Date (defined herein)


   1.  Issuance.  This Warrant is issued to Silicon Graphics, Inc. ("SGI"), a
       --------                                                      ---
Delaware corporation, by Number Nine Visual Technology Corporation, a Delaware corporation (hereinafter with its successors called the "Company").
                                                         -------

   2.  Purchase Price; Number of Shares.
       --------------------------------

       (a) Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on the Exercise
                                        ------
Date (as defined herein), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 18 Hartwell Avenue, Lexington, Massachusetts 02173, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price per share (the "Purchase Price") of $2.75, the Warrant Shares (as defined
                      --------------
herein). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the Warrant Shares issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

       (b) For purposes hereof, "Warrant Shares" shall be that number of fully paid and nonassessable shares of Series A Convertible Preferred Stock, $.01 par value, of the Company (the "Series A Preferred Stock") as are convertible into
                            ------------------------
shares of the Company's Common Stock, $.01 par value per share (the "Common
                                                                     ------
Stock") equal to three percent (3%) of the Company's issued and outstanding
-----
Common Stock, calculated on a fully diluted basis (excluding the Series A Preferred Stock and any warrants or options that are not "in-the-money") as of the Exercise Date.

       (c) For purposes hereof, "Exercise Date" shall mean the date upon which the Company pays any outstanding principal and interest due under any of the secured subordinated convertible promissory notes (the "Notes") issued pursuant
                                                        -----
to a Securities Purchase Agreement dated May 7, 1998 by and between the Company and the Investor; provided, however, that if the Holder converts any portion of
                  --------  -------
the Notes into equity, the Warrant shall not be exercisable.

   3.  Payment of Purchase Price.  The Purchase Price may be paid (i) in cash or
       -------------------------
by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) by any combination of the foregoing.

   4.  Partial Exercise.  This Warrant may be exercised in part, and the Holder
       ----------------
shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

   5.  Issuance Date.  The person or persons in whose name or names any
       -------------
certificate representing shares of Series A Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

   6.  Exercise; Expiration Date.  This Warrant shall expire at the close of
       -------------------------
business on the third (3rd) anniversary of the Exercise Date, and shall be void thereafter.

   7.  Reserved Shares; Valid Issuance.  The Company covenants that it will at
       -------------------------------
all times from and after the date hereof reserve and keep available such number of its authorized shares of Series A Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series A Preferred Stock received upon such exercise. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant and conversion of the shares of Series A Preferred Stock acquired thereby, will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

   8.  Dividends.  If after May 7, 1998 (the "Authorization Date") the Company
       ---------                              ------------------
shall subdivide the Series A Preferred Stock, by split-up or otherwise, or combine the Series A Preferred Stock, or issue additional shares of Series A Preferred Stock in payment of a stock dividend on the Series A Preferred Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

   9.  Mergers and Reclassifications.  If after the Authorization Date there
       -----------------------------
shall be any reclassification, capital reorganization or change of the Series A Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Series A Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Series A Preferred Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance (or, if there are no holders of Series A Preferred Stock at such time, by a holder of the number of shares of Common Stock which might have been acquired by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance upon the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series A Preferred Stock receivable upon such exercise), and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

   10. Fractional Shares.  In no event shall any fractional share of Series A
       -----------------
Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this
Section 12, be entitled to receive a fractional share of Series A Preferred Stock, then the Company shall issue the next higher number of full shares of Series A Preferred Stock, issuing a full share with respect to such fractional share.

   11. Certificate of Adjustment.  Whenever the Purchase Price is adjusted, as
       -------------------------
herein provided, the Company shall promptly deliver to the Holder a certificate of a firm of independent public accountants setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

   12. Notices of Record Date, Etc.  In the event of:
       ---------------------------

       (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

       (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

       (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

   13. Amendment.  The terms of this Warrant may be amended, modified or waived
       ---------
only with the written consent of the Company and the holder of this Warrant; provided, however, if the holder of this Warrant transfers this Warrant with
--------  -------
respect to any of the shares purchasable hereunder, this Warrant may be amended, modified or waived only with the written consent of the Company and the holders of the Warrants representing at least two-thirds of the number of shares of Series A Preferred Stock then issuable upon the exercise of such Warrants. No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.

   14. Warrant Register; Transfers, Etc.
       ---------------------------------

       A. The Company will maintain a register containing the name and address of the registered holder of the Warrant, and if the holder of the Warrant transfers this Warrant with respect to any of the shares purchasable hereunder, the names and addresses of the holders of such Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

       B. Subject to compliance with applicable federal and state securities laws, as well as Section 17 hereof, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Series A Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

       C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company; provided, however, that so long as Silicon Graphics Computer Systems
            --------  -------
   is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

   15. No Impairment.  The Company will not, by amendment of its Certificate of
       -------------
Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

   16. Governing Law.   The provisions and terms of this Warrant shall be
       -------------
governed by and construed in accordance with the internal laws of the State of Delaware.

   17. Successors and Assigns.  This Warrant shall be binding upon the Company's
       ----------------------
successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns. Notwithstanding the foregoing, the holder of this Warrant may not transfer the Warrant without the prior written consent of the Company which consent shall not be unreasonably withheld, provided, however, no consent of the Company shall be required for
          --------  -------
transfer of the Warrant to a wholly-owned subsidiary or a financial institution.

   18. Business Days.  If the last or appointed day for the taking of any action
       -------------
required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

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                           [SIGNATURE PAGE TO FOLLOW]

                               NUMBER NINE VISUAL TECHNOLOGY CORPORATION


Dated:     5/7/98    , 1998    By:   /s/ Andrew Najda
      ---------------             ----------------------------------------

                               Name: ANDREW NAJDA
                                    --------------------------------------

                               Title: Chairman of the Board and CEO
                                     -------------------------------------
(Corporate Seal)

Attest:


----------------------------

                                  SUBSCRIPTION


To:  NUMBER NINE VISUAL       Date: _________________________
     TECHNOLOGY CORPORATION
     18 Hartwell Avenue
     Lexington, Massachusetts  02173



   The undersigned hereby subscribes for __________ shares of Series A Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                             SILICON GRAPHICS, INC.


                             By:_____________________________


                             Print Name:_____________________

                             Title:__________________________

                             Name for
                             Registration:___________________

                             Mailing Address:________________

                             ________________________________

                                   ASSIGNMENT


   For value received ____________________________ hereby sells, assigns and transfers unto_____________________________________________________(please print or typewrite name and address of Assignee) the within Warrant, and does hereby irrevocably constitute and appoint _______________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.


Dated:_______________________


                             SILICON GRAPHICS, INC.


                             By:______________________________

                             Print Name:______________________

                             Title:___________________________

In the Presence of:


_____________________________
Witness Signature